STATE STREET INSTITUTIONAL INVESTMENT TRUST

SUPPLEMENT DATED DECEMBER 12, 2008
TO
PROSPECTUSES DATED APRIL 29, 2008
 STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND AND
STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND (the “Funds”)

Due to unprecedented market conditions, the supply and yield of U.S. Treasury securities have fallen dramatically, and the Funds may, as a result, hold a significant portion of their assets in cash.  Some or all of the Funds’ cash may be held in non-interest bearing demand deposit accounts at the Funds’ custodian, State Street Bank & Trust Company, which accounts are fully insured by the Federal Deposit Insurance Corporation (“FDIC”) until December 31, 2009.  The FDIC is an independent agency of the United States government, and FDIC deposit insurance is backed by the full faith and credit of the United States government.

In addition, the Funds’ prospectuses are hereby amended as follows:

Adoption of 1:00 P.M. Deadline for Purchase and Redemption Transactions:

Effective December 15, 2008, all purchase orders and redemption requests for the Funds must be received by 1:00 p.m. EST before such orders and requests can be accepted.  As a result, the prospectuses are hereby amended to include the below language, and any contrary disclosure in the prospectuses is superseded.

The last paragraph of the “Purchasing Shares” section should read:

The Funds reserve the right to cease accepting investment at any time or to reject any investment order.  In addition, the ILR Fund and the U.S. Government Money Market Fund may limit the amount of a purchase order received after 3:00 p.m. E.S.T.  The Treasury Fund and the Treasury Plus Fund may limit the amount of a purchase order received after 1:00 p.m. E.S.T.

The remainder of the sections entitled “Shareholder Information ” are unchanged.